Exhibit 99.1
Cynthia Ranzilla Vice President - US Funding & Global Markets Lee McCarty Executive Vice President, Semperian January 30, 2006 2006 American Securitization Forum

GMAC Forward Looking Statements In the presentation that follows and in related comments by General Motors Acceptance Corporation management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "outlook", "priorities," "targets", "intend", "evaluate", "pursue", "seek" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of General Motors to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors; changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the threat of terrorism, the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. 1

Consolidated Operating Earnings $ Millions 2005 Dividends $2.5 Billion

2005 Challenges Credit rating downgraded below investment grade Several additional GM / GMAC rating downgrades incurred GMAC borrowing spreads climbed to unprecedented levels Short-term interest rates trended upward Yield curve flattened

Earnings Mix - Business Diversification 2001 2005 Financing Mortgage / Insurance * * Excluding goodwill impairment charges

FINANCING OPERATIONS

Financing Net Income 2001 2002 2003 2004 2005 1254 1239 1360 1476 1064 $ Millions

Financing Operations -- 2006 Asset Base Net Margins Financing Net Income Capital Required RoE Decline Likely To Be Mitigated

Transforming Auto Finance Business Model Continue to transition from "Storage Business" to "Moving Business" Historical Model: "Storage Business" Originate auto loans Store on GMAC balance sheet Earn net interest margin Current Model: "Moving Business" Originate auto loans Sell auto loans to financial institutions GMAC retains servicing after loan is sold

GMAC LIQUIDITY

Strong Liquidity Position Large cash balance maintained $20 billion* at year-end 2005 even after $2.5 billion dividend to GM Over $50 billion of unutilized bank lines and conduit capacity Cultivated large market for auto whole loan sales across the full credit spectrum Up to $64 billion of unutilized auto whole loan purchase commitments secured for the next five years Maintaining positive liquidity profile Maturing interest-bearing assets exceed interest-bearing liabilities for any given period * Includes $4.2B in cash invested in a portfolio of highly liquid marketable securities

Consolidated Asset and Liability Maturities Note: Includes cash, excludes on-balance sheet secured debt and the related assets, as of September 30, 2005

2005 U.S. Term Funding Program Secured Funding & Whole Loan Sales Unsecured Funding Secured Funding & Whole Loan Sales 0.9 0.1 $41 Billion Note: Represents domestic auto finance only

2005 U.S. Term Funding Program Money Market Investors Term Investors Whole Loans Unsecured Funding 0.42 0.13 0.35 0.1 $41 Billion Secured Funding & Whole Loan Sales (90%) (10%) Note: Represents domestic auto finance only

U.S. Funding Strategy Secured Funding Programs Term Market Money Market Private Sector Public Sector Public Market Term Market Private Market Money Market East 25 25 25 25 Term Public Markets Retail Wholesale Lease New Center Asset Trust $18.5 B in committed lines $10.9 B o/s at 12/31/05 Bank Conduit Market $13.0 B in commitments $7.7 B o/s at 12/31/05 Unused capacity $5.3 B Whole Loan Sales & Residuals Significant committed liquidity achieved through 5 yr flow agreements signed in 2005 Cumulative full risk transfer transactions of $25.5B through 12/31/05

Initiatives Development of New Programs / Restructuring Existing Continue to aggressively expand Securitization Capability for Key International Operations Re-structure and expand Conduit Capacity for additional asset classes Securitize Non-Traditional Asset Classes Manage Capital Through Whole Loan Sales & Full Securitization Development of Whole Loan Market Supports Capital Relief Committed Forward Flow Agreements Further Supports This Strategy Allows GMAC to re-deploy capital from auto financing to higher margin businesses (mortgage/insurance) Expand Auto whole loan market beyond retail receivables Develop subordinated and residual markets Funding Strategy

AUTO SECURITIZATION PROGRAMS

Active Since 1985 Securitization of all major asset classes Geographic Reach to Top International Countries U.S. Germany Canada Australia U.K. New Zealand Mexico Diversification of Structures - Issue to Investor Demand Money Markets / Term Markets Public and Private Markets Fixed/Floating Bullet/Amortizing Auto Securitization Programs

Program Asset Class CARAT Retail Receivables Lease Receivables SWIFT Dealer Floor Plan Receivables New Center Retail Receivables Asset Trust Lease Receivables Dealer Floor Plan Receivables Auto Securitization Programs

CARAT 2005-SN1 was GMAC's first public term securitization of its lease portfolio - April 2005 Unique to the captive auto lease public term ABS market, CARAT 2005-SN1 has a perfected lien on the vehicles and leases on behalf of ABS investors Financing was raised against both the lease payments made by the customer and the ALG residual of the leased vehicles Over past 18 months, GMAC has experienced residual gains in relation to ALG residual. Lease Securitization

Dealer Floor Plan Securitization SWIFT Owner Trust Structure Many SWIFT trusts created since 1993 Financing of dealer vehicle inventories Revolving asset structure Structured as senior/subordinated owner trust with several tranches Cash accumulation feature allows soft bullet securities with negligible prepayment risk Most events trigger cash accumulation, not early amortization Trust protected on negative carry Credit enhancement comprised of excess spread, reserve funds and subordinated certificates Hard credit enhancement ranges from 10.00% to 10.50% on outstanding SWIFT transactions

Asset-Backed CP Conduit NCAT 100% liquidity lines supporting NCAT commercial paper GMAC created New Center Asset Trust (NCAT), an asset- backed commercial paper conduit, in 1993 Rated securities of AA or higher required, backed by GMAC retail, lease and dealer floor plan receivables A-1+/P-1/F-1+ and A-1/P-1/F-1 commercial paper issued Maximum CP issuance of $18.5 billion (approximately $10.9 billion outstanding as of December 31, 2005)

ASSET PORTFOLIO PERFORMANCE

U.S. Retail Credit Quality 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E New 0.0109 0.0177 0.0156 0.0097 0.0067 0.0069 0.0083 0.0086 0.01 0.0091 0.0088 U.S. Net Charge-offs as % of Retail Managed Assets * Includes Retail and SmartBuy *

U.S. Retail / Lease Credit Quality 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E 30-Day Delinquencies 0.0264 0.0296 0.03 0.0244 0.0202 0.0187 0.0207 0.0206 0.0201 0.0206 0.02 Repossessions 0.0275 0.0322 0.0285 0.0215 0.0177 0.0161 0.0182 0.0183 0.0178 0.0173 0.0166 (%) Frequency of Loss * As a % of Number of Serviced Accounts Outstanding * Includes Retail, SmartBuy and SmartLease

Sales Proceeds on Scheduled U.S. Lease Terminations Adjusted for Vehicle Mix 2000 2001 2002 2003 2004 2005 36-Month Leases 13437 13558 13237 13313 14182 14392 Memo: Total SmartLease 460 580 738 611 465 287 Terminations (Units 000's)

Dealer Floor Plan Securitization GMAC U.S. Dealer Floor Plan Portfolio 1997 1998 1999 2000 2001 2002 2003 2004 9 mos. 2005 -0.0001 0.000151 0.000047 0.000235 0.000058 -0.000651 -0.000003 -0.000032 0.000018

Dealer Floor Plan Securitization Recent Public Transactions - Monthly Payment Rates 9/1/1999 10/1/1999 11/1/1999 12/1/1999 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/31/2001 2/28/2001 3/30/2001 4/30/2001 5/31/2001 6/30/2001 7/31/2001 8/31/2001 9/30/2001 10/31/2001 11/30/2001 12/31/2001 1/2/2002 2/2/2002 3/2/2002 4/2/2002 5/2/2002 6/2/2002 7/2/2002 8/2/2002 9/2/2002 10/2/2003 11/2/2003 12/2/2003 1/3/2003 2/3/2003 3/3/2003 4/2/2003 5/2/2003 6/2/2003 7/2/2003 8/2/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/2/2004 5/2/2004 6/2/2004 7/2/2004 8/2/2004 9/2/2004 10/2/2004 11/2/2004 12/2/2004 1/5/2005 2/5/2005 3/5/2005 4/5/2005 5/5/2005 6/5/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 SWIFT 1999-1 0.44 0.423 0.414 0.374 0.358 0.365 0.423 0.376 0.39 0.412 0.421 0.437 0.425 0.425 0.382 0.333 0.305 0.294 0.336 0.348 0.379 0.394 0.415 0.439 0.413 0.477 0.509 0.51 0.4574 0.399 0.4297 0.423 0.4387 0.4245 0.4546 0.5075 0.532 0.508 0.427 0.38 0.356 0.343 0.338 0.318 0.325 0.336 0.363 0.403 0.387 0.409 0.359 0.323 0.299 0.288 0.301 0.299 0.313 0.311 0.32 0.345 0.397 0.376 0.345 0.316 0.285 0.275 0.279 0.285 0.301 0.349 SWIFT VI 0.475 0.406 0.431 0.388 0.339 0.31 0.297 0.338 0.351 0.381 0.397 0.416 0.441 0.416 0.482 0.514 0.51 0.4581 0.4001 0.4372 0.433 0.4483 0.4312 0.4624 0.5172 0.545 0.52 0.437 0.388 0.364 0.352 0.348 0.33 0.339 0.35 0.378 0.416 0.434 0.418 0.368 0.333 0.308 0.293 0.305 0.308 0.316 0.311 0.32 0.35 0.373 0.384 0.353 0.324 0.291 0.277 0.297 SWIFT VII 0.371 0.4 0.419 0.441 0.414 0.482 0.516 0.516 0.4591 0.3969 0.4255 0.423 0.4377 0.4248 0.4552 0.4899 0.513 0.506 0.444 0.401 0.359 0.344 0.34 0.323 0.333 0.344 0.372 0.411 0.39 0.411 0.357 0.326 0.304 0.294 0.302 0.305 0.313 SWIFT VIII 0.317 0.307 0.296 0.307 0.307 0.32 0.318 0.328 0.353 0.374 0.386 0.355 0.326 0.294 0.283 0.291 0.299 0.317 0.36 0.446 0.548 0.532 0.463 0.359 0.323 SWIFT IX 0.318 0.346 0.364 0.375 0.342 0.314 0.285 0.275 0.282 0.287 0.305 0.348 0.436 0.537 0.519 0.445 0.342 0.308 SWIFT X 0.332 0.314 0.285 0.272 0.278 0.285 0.305 0.359 0.436 0.536 0.519 0.44 0.338 0.298 SWIFT XI 0.295 0.293 0.34 0.429 0.528 0.515 0.445 0.344 0.304 SWIFT XII 0.595 0.542 0.465 0.358 0.31

Summary GMAC continues to post strong earnings despite difficult challenges GMAC continues to maintain adequate liquidity position GMAC diversifies funding by including more non- traditional secured structures Significant committed five year flow agreements Aggressively expand International capabilities Subordinated and Residual markets World Class Servicing Operation Strong credit performance enhances attractiveness of GMAC asset backed securities

Semperian Servicing Servicing of GMAC's U.S. auto retail and lease contracts transitioned to GMAC stand-alone subsidiary (Semperian, Inc) - September 1, 2005 Started with creation of AccuTel in 1999 Additional servicing entities added throughout the years Able to retain most employees throughout transitions Currently have about 2,600 employees in 22 locations Seasoned employee base with years of experience GMAC has been consolidating servicing centers for a number of years to achieve a single "world class" servicing entity

Responsible for all servicing activities from time contract is "booked" until contract is liquidated Services include: Administrative Activities Document Storage Customer Service Customer Complaint and Resolution Activities Low, Medium and High Risk Collections Asset Recovery Bankruptcy Servicing Does not include commercial lending (wholesale and dealer loan) activities Services Provided

Support the shift in GMAC's business model from a "storage business" to a "moving business" Maintain and strengthen GMAC's connections with its auto retail and lease customers Retail/SmartLease/SmartBuy "Servicing" Portfolio Run servicing company with stand alone metrics Efficiency Cost Containment Service Quality Servicing Strategy

Semperian Facilities (As of 1/1/06 - 22 sites)

Conclusion Focus on achieving "world class" customer service Well defined collection/recovery strategy Quality conscious and metrics driven business approach Seasoned personnel to fulfill the vision with years of experience

Q & A